UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2015

ORGENESIS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54329	98-0583166
(State or other	(Commission File	(IRS Employer
jurisdiction	Number)	Identification No.)
of incorporation

20271 Goldenrod Lane, Germantown, MD 20876
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 659-6404

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

            The information included in Item 3.02 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

            On December 16, 2015, the Company announced, among other things, that it had raised an aggregate of $950,000 in principal amount of convertible notes (the “Convertible Notes”), convertible by the holder into shares of the Company’s Common Stock at 75% of the then market price of the Company’s Common Stock, based on the price of the Company’s Common Stock for the five trading days prior to conversion but in no event at less than $0.40 per share.

            On December 23, 2015, the holders of all the Convertible Notes and the Company agreed to convert the Convertible Notes and accrued interest into units of the Company’s previously announced Private Placement, each unit comprising one share of the Company’s Common Stock and one three year warrant to purchase an additional share of the Company’s Common Stock at an exercise price of $0.52. Each holder of Convertible Notes will receive a number of units equal to that holder’s investment in Convertible Notes plus the accrued interest divided by $0.52. This converts all the Convertible Notes issued by the Company into the same equity Private Placement units as were issued as at December 10, 2015 and announced December 15, 2015, through which the Company raised $4,278,376, bringing the total raised under the same Private Placement terms to $5,228,376.

            The conversions will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering and Rule 506 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”) and Regulation S under the Act. In claiming the exemption under Section 4(a)(2), the Company will rely in part on the following facts: (1) the investors had access to information regarding the Company; (2) each investor represented that it (a) had the requisite knowledge and experience in financial and business matters to evaluate the merits and risk of an investment in the Company, (b) was able to bear the economic risk of an investment in the Company, (c) acquired the securities for its own account in a transaction not involving any general solicitation or general advertising, and not with a view to the distribution thereof and (d) is an “accredited investor”; and (3) a restrictive legend will be placed on each certificate or other instrument evidencing the purchased securities.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

By:

/s/ Neil Reithinger
Neil Reithinger
Chief Financial Officer, Treasurer and Secretary

December 29, 2015